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                                                                     EXHIBIT 23



INDEPENDENT AUDITORS' CONSENT



Board of Directors and Shareholders
MYR Group Inc.


We consent to the incorporation by reference in Registration Statement Nos. 33-31305, 33-36557, 33-53628, 33-76722 of MYR Group Inc. on Form S-8 of our
report dated March 19, 1997, appearing in the Annual Report on Form 10-K of MYR Group Inc. for the year ended December 31, 1996.





DELOITTE & TOUCHE LLP
Chicago, Illinois
March 19, 1997








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